UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01: Regulation FD Disclosure

On or about April 27, 2022, ABVC BioPharma, Inc. (the “Company”) starts mailing a notice to its shareholders regarding the Company’s upcoming annual shareholder meeting. The shareholder meeting will be held on May 20, 2022 at 9:00 p.m., local time in Taiwan (or 9:00 a.m. EST), as a virtual electronic meeting using a Zoom video webinar (the “Meeting”). Due to concerns regarding the coronavirus pandemic and to assist in protecting the well-being and health of its shareholders and employees, the Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors.

To attend the virtual Meeting, go to the Zoom link below:

https://us06web.zoom.us/webinar/register/WN_N4Og75-7SC-D69RZENZRMg

The Meeting will be held for the purpose of considering and voting upon several proposals, as set forth in the notice, which is attached hereto as Exhibit 99.1

The notice and related proxy card will be mailed to each shareholder entitled to vote at the annual meeting. Shareholders are urged to read the entire notice as it contains important information about the proposed corporate actions.

After the annual meeting, the Company will file an amendment to this Report to disclose the voting results.

The information included in Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

No.	Description
99.1	Notice to Shareholders
99.2	Form of Proxy Card
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

April 27, 2022	By:	/s/ Howard Doong
Howard Doong
Chief Executive Officer

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